UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2020

NeuBase Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35963	46-5622433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

(646) 450-1790

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name Or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 20, 2020, NeuBase Therapeutics, Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 (the “Form 10-Q”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. The Notice has no effect on the listing of the Company’s common stock at this time.

The Notice states that the Company has 60 calendar days to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10-Q (as extended pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended) to regain compliance. The Company expects to file the Form 10-Q as soon as reasonably practicable and within the 60-calendar day period.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(b)	Appointment of New Independent Registered Public Accounting Firm

On February 19, 2020, the Audit Committee of the Board of Directors (the “Committee”) of the Company approved, effective February 20, 2020, the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2020.

During the Company’s fiscal years ended September 30, 2019 and September 30, 2018, and the subsequent interim period from October 1, 2019 through February 20, 2020, neither the Company nor anyone acting on behalf of the Company, has consulted with Marcum regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On February 21, 2020, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description
99.1	Press Release, dated February 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuBase Therapeutics, Inc.

Date: February 21, 2020	By:	/s/ Sam Backenroth
Name: Sam Backenroth
Title: Chief Financial Officer